                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported):    May 15, 2003
                                                            ----------------


                      BBJ ENVIRONMENTAL TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



           Nevada                        0-24016                  65-1148155
----------------------------     ------------------------    ------------------
(State or Other Jurisdiction     (Commission File Number)        (IRS Employer
        Incorporation)                                           Identification
                                                                    Number)



6802 Citicorp Drive., Suite 500, Tampa, FL                        33619
------------------------------------------                ----------------------
 (Address of Principal Executive Offices)                      (Zip Code)



Registrant's telephone number, including area code:             (813) 622-8550
                                                           ---------------------

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.       Description
-----------       -----------

   99.1 Certificate of Principal Executive Officer, dated May 15, 2003, pursuant to 18 U.S.C. Section 1350 of the Sarbanes-Oxley Act of 2002 in connection with the Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2003.

   99.2 Certificate of Principal Financial Officer, dated May 15, 2003, pursuant to 18 U.S.C. Section 1350 of the Sarbanes-Oxley Act of 2002 in connection with the Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2003.


Item 9.  Regulation FD Disclosure.

         On May 15, 2003, BBJ Environmental Technologies, Inc. (the "Company") filed its Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2003 ("Form 10-QSB") with the Securities and Exchange Commission. In connection with the filing of the Form 10-QSB, the certifications of the Company's chief executive officer, Robert G. Baker, and chief financial officer, Jerry V. Schinella, were submitted to the Securities and Exchange Commission with the Form 10-QSB as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

         These certificates are being furnished herewith solely to accompany the Form 10-QSB pursuant to 18 U.S.C. Section 1350 and, in accordance with General Instruction B.2 of Form 8-K, the information in this report (including the exhibits thereto) is furnished pursuant to Item 9 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Further, the information in this report (including the exhibits hereto) is not to be incorporated by reference into any of the Company's filings with the Securities and Exchange Commission, whether filed prior to or after the furnishing of these certificates, regardless of any general or specific incorporation language in such filing.

        [Rest of Page Intentionally Blank. Signature on Following Page.]

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             BBJ ENVIRONMENTAL TECHNOLOGIES, INC.

Date:    May 15, 2003        By:   /s/ Robert G. Baker
                                  ---------------------------------------
                                       Robert G. Baker
                                       Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.       Description
-----------       -----------

   99.1 Certificate of Principal Executive Officer, dated May 15, 2003, pursuant to 18 U.S.C. Section 1350 of the Sarbanes-Oxley Act of 2002 in connection with the Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2003.

   99.2 Certificate of Principal Financial Officer, dated May 15, 2003, pursuant to 18 U.S.C. Section 1350 of the Sarbanes-Oxley Act of 2002 in connection with the Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2003.